EXHIBIT 99.6

The Class 1-A-3 Confirmation between the Counterparty and the Supplemental Interest Trustee

BEAR STEARNS
BEAR STEARNS FINANCIAL PRODUCTS INC.
383 MADISON AVENUE
NEW YORK, NEW YORK 10179
212-272-4009

DATE:	March 29, 2007

TO:
Deutsche Bank National Trust Company, not in its individual capacity, but solely as Supplemental Interest Trustee on behalf of the Supplemental Interest Trust with respect to Residential Asset Securitization Trust 2007-A5

ATTENTION:	Trust Administration IN0705
TELEPHONE:	714-247-6000
FACSIMILE:	714-656-2626

FROM:	Derivatives Documentation
TELEPHONE:	212-272-2711
FACSIMILE:	212-272-9857

SUBJECT:	Fixed Income Derivatives Confirmation

REFERENCE NUMBER(S):	FXNEC9359

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. (“Party A”) and Deutsche Bank National Trust Company, not in its individual capacity, but solely as Supplemental Interest Trustee on behalf of the Supplemental Interest Trust with respect to Residential Asset Securitization Trust 2007-A5 (“Party B”). Reference is hereby made to the Pooling and Servicing Agreement, dated as of March 1, 2007, among  IndyMac MBS, Inc., as depositor ('Depositor"), IndyMac Bank, F.S.B., as seller and servicer ("Seller and Servicer"), and Deutsche Bank National Trust Company, as supplemental interest trustee ("Supplemental Interest Trustee").  This letter agreement constitutes the sole and complete “Confirmation,” as referred to in the Master Agreement specified below, with respect to this Transaction.

1.
This Confirmation is subject to and incorporates the 2000 ISDA Definitions (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”). This Confirmation supplements, forms a part of and is subject to the ISDA Master Agreement dated as of March 29, 2007 between Party A and Party B (the agreement, as amended and supplemented from time to time, being referred to herein as the “Master Agreement”).  All provisions contained in, or incorporated by reference to, the Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between this Confirmation and the Definitions or Master Agreement, this Confirmation shall prevail.

Reference Number: FXNEC9359
Deutsche Bank National Trust Company, not in its individual capacity, but solely as
Supplemental Interest Trustee on behalf of the Supplemental Interest Trust with respect to
Residential Asset Securitization Trust 2007-A5
March 29, 2007

2.	The terms of the particular Transaction to which this Confirmation relates are as follows:

Type of Transaction:	Rate Cap

Notional Amount:	USD 50,000,000

Trade Date:	March 29, 2007

Effective Date:	March 29, 2007

Termination Date:	April 25, 2011

Fixed Amount (Premium):	Inapplicable. Premium has been paid under the Old Transaction.

Floating Amounts:

Floating Rate Payer:	Party A

Cap Rate:	6.12000%

Floating Rate Payer Period End Dates:	The 25th calendar day of each month during the Term of this Transaction, commencing April 25, 2007 and ending on the Termination Date, with No Adjustment.

Floating Rate Payer Payment Dates:	Early Payment shall be applicable. The Floating Rate Payer Payment Dates shall be two Business Days preceding each Floating Rate Payer Period End Date.

Floating Rate Option:
USD-LIBOR-BBA, provided, however, that if the Floating Rate determined from such Floating Rate Option for any Calculation Period is greater than 7.62000% then the Floating Rate for such Calculation Period shall be deemed to be 7.62000%.

Reference Number: FXNEC9359
Deutsche Bank National Trust Company, not in its individual capacity, but solely as
Supplemental Interest Trustee on behalf of the Supplemental Interest Trust with respect to
Residential Asset Securitization Trust 2007-A5
March 29, 2007

Designated Maturity:	One month

Floating Rate Day Count Fraction:	30/360

Reset Dates:	The first day of each Calculation Period.

Compounding:	Inapplicable

Business Days:	New York

Business Day Convention:	Following

Calculation Agent:	Party A

NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN PARTY A IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS TRANSACTION.

3.	Account Details and Settlement Information:	Payments to Party A:
Citibank, N.A., New York
ABA Number: 021-0000-89, for the account of
Bear, Stearns Securities Corp.
Account Number: 0925-3186, for further credit to
Bear Stearns Financial Products Inc.
Sub-account  Number: 102-04654-1-3
Attention: Derivatives Department

Payments to Party B:
Deutsche Bank Trust Co-Americas
New York, NY 10006
ABA 021-001-033
Account 01419663
Name NYLTD Funds Control-Stars West
Re: IndyMac RAST 2007-A5

Additional Provisions:

Reference Number: FXNEC9359
Deutsche Bank National Trust Company, not in its individual capacity, but solely as
Supplemental Interest Trustee on behalf of the Supplemental Interest Trust with respect to
Residential Asset Securitization Trust 2007-A5
March 29, 2007

Non-Reliance. Each party represents to the other party that (a) it has not received and is not relying upon any legal, tax, regulatory, accounting or other advice (whether written or oral) of the other party regarding this Transaction, other than representations expressly made by that other party in this Confirmation and in the Master Agreement and (b) in respect of this Transaction, (i) it has the capacity to evaluate (internally or through independent professional advice) this Transaction and has made its own decision to enter into this Transaction and (ii) it understands the terms, conditions and risks of this Transaction and is willing to assume (financially and otherwise) those risks.  Party B acknowledges that Party A has advised Party B to consult its own tax, accounting and legal advisors in connection with this Transaction evidenced by this Confirmation and that the Party B has done so.

This Confirmation may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Party B hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to Party A a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Derivatives Documentation by telephone at 212-272-2711.  For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Reference Number: FXNEC9359
Deutsche Bank National Trust Company, not in its individual capacity, but solely as
Supplemental Interest Trustee on behalf of the Supplemental Interest Trust with respect to
Residential Asset Securitization Trust 2007-A5
March 29, 2007

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.

By:     /s/ Annie Manevitz
Name: Annie Manevitz
Title: Authorized Signatory

Party B, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

DEUTSCHE BANK NATIONAL TRUST COMPANY, NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS SUPPLEMENTAL INTEREST TRUSTEE ON BEHALF OF THE SUPPLEMENTAL INTEREST TRUST WITH RESPECT TO RESIDENTIAL ASSET SECURITIZATION TRUST 2007-A5

By:      /s/ Jennifer Hermansader
Name: Jennifer Hermansader
Title: Associate

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